Exhibit 10.59

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT , dated as of October 24, 2008 (this “Amendment”), to AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 27, 2007 (the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement) is made by and among CONSOL Energy Inc. (the “Borrower”), on behalf of the Loan Parties, the Required Lenders, PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents and PNC Bank, National Association, as paying agent (the “Paying Agent”).

WITNESSETH

WHEREAS, pursuant to Section 6.1.8.2 of the Credit Agreement, none of the Loan Parties is permitted to purchase any margin stock with proceeds of the Loans; and

WHEREAS, the Borrower, on behalf of the Loan Parties, desires to, and the Required Lenders and the Paying Agent have agreed to, amend Section 6.1.8.2 to allow any Loan Party to purchase any margin stock with proceeds of the Loans, so long as such purchase does not violate or conflict with the regulations of the Board of Governors of the Federal Reserve System.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Amendment to Credit Agreement. Section 6.1.8.2 [Margin Stock] of the Credit Agreement is hereby amended and restated in its entirety as follows:

“None of the Loan Parties engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System, and the Borrower shall assist the Lenders, as reasonably requested by the Paying Agent, with the Lenders’ compliance with Regulation U as such compliance relates to the Borrower and the Loans, including by providing the Paying Agent with all documents, forms and certificates reasonably requested by the Paying Agent in relation thereto, including delivering to the Paying Agent a Federal Reserve Form U-1 with Parts I and II completed, in form and substance reasonably satisfactory to the Paying Agent, concurrently with the first request for a Loan after October 15, 2008, and thereafter providing any amendments thereto as may be required by Law.”

2. Condition Precedent. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the conditions set forth in items (a) and (b) below being satisfied to the satisfaction of the Paying Agent:

(a) The Paying Agent shall have received from the Borrower, each Loan Party, and the Required Lenders an executed original of this Amendment in form and substance satisfactory to the Paying Agent.

(b) The Loan Parties shall have delivered a completed and fully executed Federal Reserve Form U-1 [Statement of Purpose for an Extension of Credit Secured by Margin Stock] confirming that the Loans will not be used, in whole or in part, to purchase or carry margin stock except as permitted under Regulation U.

3. Incorporation into Agreements. The terms, provisions, representations, warranties and covenants set forth herein shall be incorporated into the Credit Agreement by this reference. All terms, provisions, representations, warranties and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

4. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, including without limitation, all liens and security interests granted pursuant to the Loan Documents.

5. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

7. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendment to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendment. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed in said Commonwealth.

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TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment to Amended and Restated Credit Agreement as of the day and year first above written with the intention that it constitutes a sealed instrument.

BORROWER:

CONSOL ENERGY INC., on behalf of each of the Loan Parties

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Vice President and Treasurer

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LENDER:

CITICORP NORTH AMERICA, INC., individually and as Co-Administrative Agent

By:	/s/ Raymond A. Dunning
Name:	Raymond G. Dunning
Title:	Vice President

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LENDER:

PNC BANK, NATIONAL ASSOCIATION, individually, as Co-Administrative Agent and as Paying Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

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LENDER:

THE BANK OF NOVA SCOTIA

By:	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

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LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

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TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

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LENDER:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Bryan P. Read
Name:	Bryan P. Read
Title:	Vice President

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LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President

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LENDER:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By:	/s/ Annette Schmidt
Name:	Annette Schmidt
Title:	First Vice President

By:	/s/ John Gregory
Name:	John Gregory
Title:	First Vice President

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LENDER:

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Ian M Plester
Name:	Ian M Plester
Title:	Director

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LENDER:

BNP PARIBAS

By:
Name:
Title:

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LENDER:

CALYON NEW YORK BRANCH

By:	/s/ Joseph Philbin
Name:	Joseph Philbin
Title:	Director

By:	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

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LENDER:

FIRST COMMONWEALTH BANK

By:	/s/ C. Forrest Tefft
Name:	C. Forrest Tefft
Title:	Senior Vice President

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LENDER:

NATIONAL CITY BANK

By:	/s/ Susan J. Dimmick
Name:	Susan J. Dimmick
Title:	Senior Vice President

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TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

SOVEREIGN BANK

By:
Name:
Title:

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LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Linda Meyer
Name:	Linda Meyer
Title:	Vice President

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TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

FIFTH THIRD BANK

By:	/s/ Jim Janovsky
Name:	Jim Janovsky
Title:	Vice President

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LENDER:

THE HUNTINGTON NATIONAL BANK

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Vice President

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LENDER:

US BANK NATIONAL ASSOCIATION

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Vice President

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LENDER:

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

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LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Bryon Pike
Name:	Bryon Pike
Title:	Senior Vice President

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LENDER:

THE BANK OF TOKYO-MITSUBISHI UFJ LTD, NEW YORK BRANCH

By:	/s/ Maria Ferradas
Name:	Maria Ferradas
Title:	Authorized Signatory

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LENDER:

FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ John L. Hayes
Name:	John L. Hayes
Title:	Senior Vice President

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LENDER:

RAYMOND JAMES BANK, FSB

By:	/s/ Andrew D. Hahn
Name:	Andrew D. Hahn
Title:	Senior Vice President